CALVERT CAPITAL ACCUMULATION FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: June 9, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
At a meeting held on June 7, 2016, the Board of Directors of Calvert World Values Fund, Inc. (the “Board”) approved a resolution to terminate the sub-advisory agreement with New Amsterdam Partners LLC, and to have the Fund’s advisor, Calvert Investment Management, Inc., assume day-to-day portfolio management responsibility. The Board also approved (i) a new benchmark for the Fund, (ii) changes to the Fund’s principal investment strategies, and (iii) new contractual limitations on net annual fund operating expense for Class A, C and Y shares.
Accordingly, effective June 9, 2016, the Prospectus is hereby amended as follows:
Change of Principal Investment Strategies
The first five paragraphs under “Investments, Risks and Performance -- Principal Investment Strategies” in the Fund Summary for Calvert Capital Accumulation Fund are deleted and replaced by the following:
The Fund offers opportunities for long-term capital appreciation primarily by investing in the common stocks of U.S. mid-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility investment factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (ESG) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell Midcap Index, and minimizing transaction costs. The Fund may sell a security when it no longer appears attractive under this process.
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell Midcap Index ranged from $386 million to $30.5 billion with a weighted average level of $12.2 billion. Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies.
The Fund may also invest up to 25% of its net assets in foreign securities.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Change to Principal Risks
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for Calvert Capital Accumulation Fund, delete “Growth Company Risk".
Change to Portfolio Management for Calvert Capital Accumulation Fund
New Amsterdam Partners LLC will no longer serve as subadvisor for Calvert Capital Accumulation Fund.
The table under “Portfolio Management” in the Fund Summary for Calvert Capital Accumulation Fund is revised and restated as follows:

Investment Advisor. Calvert Investment Management, Inc.
(“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since June 2016
Christopher Madden, CFA	Portfolio Manager	Since June 2016
Kurt Moeller, CFA	Portfolio Manager	Since June 2016
Jade Huang	Portfolio Manager	Since June 2016
Under “Management of Fund Investments -- More Information About the Advisor, Subadvisors and Portfolio Managers” the section entitled “Calvert Capital Accumulation Fund” is revised and restated as follows:
Calvert Capital Accumulation Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Changes to Annual Fund Operating Expenses and Example
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" in the Fund Summary for Calvert Capital Accumulation Fund in the Class A, C and Y Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.26%	0.31%	0.28%
Total annual fund operating expenses	1.28%	2.08%	1.05%
Less fee waiver and/or expense reimbursement[4]	-0.07%	-0.12%	-0.09%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.21%	1.96%	0.96%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. Direct net operating expenses will not exceed 1.21% for Class A, 1.96% for Class C and 0.96% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

The Example in the Fund Summary for Capital Accumulation Fund in the Class A, C and Y Prospectus is deleted and replaced by the following:
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$592	$855	$1,138	$1,941
Class C
Expenses assuming redemption	$299	$640	$1,108	$2,401
Expenses assuming no redemption	$199	$640	$1,108	$2,401
Class Y	$98	$325	$571	$1,274
Other Changes
The first paragraph in the section “More Information on Fees and Expenses - Contractual Fee Waivers and/or Expense Reimbursements” on page 62 of the Class A, C and Y Prospectus is deleted and replaced by the following:
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2017 (January 31, 2018, for Calvert Capital Accumulation Fund). Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The information provided for Calvert Capital Accumulation Fund is revised and restated as follows:

Fund	Class A	Class C	Class Y
Calvert Capital Accumulation Fund	1.21%	1.96%	0.96%